EXHIBIT 32.2
                    CERTIFICATION OF VICE PRESIDENT, FINANCE
                         CALLISTO PHARMACEUTICALS, INC.
                 FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2005
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I am the Vice President, Finance of Callisto Pharmaceuticals, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-Q of the Company for the quarter ended March 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-Q").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



           DATE: MAY 16, 2005


                                              /s/ BERNARD F. DENOYER
                                              -----------------------

                                              BERNARD F. DENOYER
                                              VICE PRESIDENT, FINANCE